UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

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Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS

The 2018 Annual Meeting of Shareholders of Rand Capital Corporation will be held on Tuesday, April 17, 2018 at 10:30 a.m. at The Buffalo Club, (Business Attire Required) Millard Fillmore Conference Room, 388 Delaware Avenue, Buffalo, New York, 14202 for the following purposes:

1.	To elect six Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.	To approve, by advisory vote, executive compensation.

3.	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2018.

4.	To consider and act upon such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 1, 2018 are entitled to notice of, and to vote at the annual meeting, and any adjournment thereof.

March 14, 2018	By order of the Board of Directors,
Buffalo, New York	Reginald B. Newman II
Chairman

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON

APRIL 17, 2018

THE PROXY STATEMENT AND ANNUAL REPORT

TO SHAREHOLDERS IS AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/752185

Proxy 1

Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

Proxy Statement

GENERAL INFORMATION

We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (“Rand” or the “Corporation” or “we”) for the Annual Meeting of Shareholders to be held on April 17, 2018 (“Annual Meeting”). Only shareholders of record at the close of business on March 1, 2018 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting, and at any adjournment thereof. On the Record Date, Rand had outstanding 6,321,988 Common Shares (net of treasury shares), par value $.10 per share (“shares”).

Each share entitles the holder to one vote. Shares cannot be voted at the Annual Meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the Annual Meeting.

Under the New York Business Corporation Law (the “BCL”) and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares that are present at the Annual Meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL, once a quorum is established, Directors standing for election may be elected by a plurality of the votes cast, and other matters expected to be brought before the Annual Meeting may be approved by a majority of votes cast in favor of the matter. Votes withheld, broker non-votes, and abstentions will not be counted as votes cast on any matter and will have no effect on the results of the vote. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions on how to vote from the beneficial owner.

This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about March 14, 2018. A copy of Rand’s 2017 Annual Report, which contains Rand’s financial statements, accompanies this Proxy Statement.

We will bear the cost of soliciting proxies in the accompanying form. We do not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies in person or by telephone, and they will receive no additional compensation therefor.

Our office is located at 2200 Rand Building, Buffalo, New York 14203 and our telephone number is 716-853-0802.

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Proxy Statement Rand Capital Corporation

BENEFICIAL OWNERSHIP OF SHARES

Unless otherwise indicated, the following table sets forth beneficial ownership of our shares on March 1, 2018, by (a) persons known by us to be beneficial owners of more than 5% of the outstanding shares, (b) the Directors, nominees for Director, and the named executive officers of Rand, and (c) all Directors and executive officers as a group. For purposes of the table, the address for each of our Directors, nominees for Director and named executive officers is c/o 2200 Rand Building, Buffalo, NY 14203. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (3)
(a) More than 5% Owners:
Utility Service Holding Company, Inc.	1,165,946	18.4%
P.O. Box 240
Warthen, GA 31094-3973

(b) Directors, nominees for Director and named executive officers:
Allen F. Grum	173,642	2.7%
Erland E. Kailbourne	40,000	*
Ross B. Kenzie	113,000	1.8%
Reginald B. Newman II	167,730	2.7%
Jayne K. Rand	115,433	1.8%
Robert M. Zak	85,000	1.3%
Daniel P. Penberthy	84,467	1.3%

* Less than 1%.

(c) All Directors and executive officers as a group (seven persons)(2)	779,272	12.3%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission (“SEC”).
(2)	Members of the group have sole voting and investment power over these shares.
(3)	Percent of Class calculated based on 6,321,988 shares outstanding at the Record Date.

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Proxy Statement Rand Capital Corporation

PROPOSAL 1.	ELECTION OF DIRECTORS

Six Directors are to be elected at the Annual Meeting. The six nominees were each elected at the last Annual Meeting of Shareholders held in April 2017.

Each of the nominees was recommended for re-election by the Governance and Nominating Committee, which is comprised of independent Directors. Each of the nominees has consented to serve as a Director if elected. If at the time of the Annual Meeting any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

Director Independence

The Board of Directors has affirmatively determined that all of the non-employee Directors, Erland E. Kailbourne, Ross B. Kenzie, Reginald B. Newman II, Jayne K. Rand and Robert M. Zak are “Independent Directors” under the rules of the SEC and under the rules and guidelines of the NASDAQ Stock Market. Therefore, a majority of Rand’s six-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between Rand and any of the Directors determined to be independent, other than service on its Board of Directors and compensation paid to those Directors.

The nominees for election as a Director at the Annual Meeting have been selected by the Independent Directors of the Board upon the recommendation of Rand’s Governance and Nominating Committee, which is comprised solely of Independent Directors in compliance with the requirements of NASDAQ Rule 5605(e)(1).

Allen F. Grum has been determined to be an “interested person” under Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Investment Company Act”) with respect to Rand because he is an executive officer of Rand. Directors who are determined to be interested persons do not qualify as Independent Directors under the rules and guidelines of the NASDAQ Stock Market.

The Board of Directors, with reference to the SEC rules and the NASDAQ Stock Market rules and guidelines, also determined that:

•	each member of the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee is independent under the applicable NASDAQ Stock Market rules and guidelines and SEC rules for purposes of determining independence of members of each of those committees;

•	the compensation paid to the executive officers of Rand during 2017 was determined by a majority of the Independent Directors of the Board;

•	each member of the Audit Committee also meets the additional independence requirements under Rule 10A-3(b) of the Exchange Act and NASDAQ Rule 5605(c)(2)(a); and

•	each member of the Compensation Committee also meets the independence requirements under the rules and guidelines of NASDAQ Rule 5605(d)(2).

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Proxy Statement Rand Capital Corporation

Rand’s Chairman, Mr. Newman, serves as chair of meetings of the Independent Directors. It is currently contemplated that “executive sessions” of the Independent Directors will occur at least twice during the year ending December 31, 2018. The Corporation will also hold separate committee meetings of the Board of Directors during 2018, which committees are comprised of Independent Directors.

Board Leadership Structure

Reginald B. Newman II has served as Chairman of the Board of Directors of the Corporation since 1996 and is not an “interested person” under Section 2(a)(19) of the Investment Company Act with respect to Rand. His long standing business experience is important to the Board of Directors’ discussions. Robert M. Zak was appointed Vice Chair on November 5, 2014 and is not an “interested person” under Section 2(a)(19) of the Investment Company Act with respect to Rand. Allen F. Grum has served as President and Chief Executive Officer since 1996 and qualifies as an “interested person” under Section 2(a)(19) of the Investment Company Act with respect to Rand. The Corporation believes that separating the Chairman and President (CEO) roles provides independent oversight of the Corporation, enhanced leadership by the Independent Directors, and a check on management.

The Board’s Role in Risk Oversight

The Board’s role in the Corporation’s risk oversight process consists of receiving regular reports from Rand’s senior management on areas of material risk to the Corporation, including portfolio valuation, operational, financial, legal, regulatory and compliance, strategic and reputational risks. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) reviews these reports from management to understand and provide input on the management of these risks.

Shareholder Communications

Communications to an individual Director, to non-employee Directors as a group, or to the entire Board of Directors, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203, with an indication of the individual or subgroup (if any) to whose attention the communication is directed. All security holder communications addressed in that manner will be delivered directly to Mr. Newman, who will receive communications for the Board of Directors and non-employee Directors, and who will deliver the communication unopened to any individual indicated Director.

Meeting Attendance

Each of the current nominees is expected to attend the 2018 Annual Meeting of Shareholders, and also attended the 2017 Annual Meeting. Directors are expected to attend the Annual Meeting, but such attendance is not required.

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Proxy Statement Rand Capital Corporation

Information Regarding Directors, Nominees for Director, and Executive Officers

The following table provides information concerning all persons who are Directors, nominees for Director, or executive officers of Rand. Rand is not part of a fund complex.

Name, Age and Address	Position(s) held with Fund	Length of Time Served as a Director (1)	Business Experience and Occupations During Last Five Years	Other Director- ships (2)
Directors who are Interested Persons (3)

Allen F. Grum (60) c/o 2200 Rand Building Buffalo NY 14203	President of Rand and a Director	1996	President and Chief Executive Officer since 1996. Prior thereto, Mr. Grum served as Senior Vice President of Rand Capital Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a number of Boards of Directors of companies in which Rand Capital Corporation has an investment. His in-depth knowledge of Rand Capital Corporation’s operations, and the industries in which the Corporation operates makes Mr. Grum qualified to serve as a Director.	None

Directors who are not Interested Persons

Erland E. Kailbourne (76) c/o 2200 Rand Building Buffalo, NY 14203	Director	1999	Chairman of Albany International, Inc. since May 2009. Prior thereto, from January 2006 until May 2010, Mr. Kailbourne was Chairman of Financial Institutions, Inc. and its subsidiary Five Star Bank. He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. From 1995 – 2000, he was Vice Chairman State University of New York (SUNY). He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in 1997. He is a Director of REV LNG, LLC, Financial Institutions, Inc. and Five Star Bank, Albany International Corporation, Allegany Co-op Insurance Company, Conemaugh Valley Insurance Company, and The Thomas and Laura Moogan Foundation. Mr. Kailbourne’s extensive banking and financial experience provide necessary attributes as a Director of Rand.	Chairman of Albany International, Inc., Director of Financial Institutions, Inc. and its subsidiary Five Star Bank

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Proxy Statement Rand Capital Corporation

Ross B. Kenzie (86) 1961 Wehrle Drive Suite 5 Buffalo, NY 14221	Director	1996	Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, from 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Mr. Kenzie is a former Director of Biophan Technologies, Inc. and Natural Nano, Inc., development companies specializing in highly marketable business devices and naturally occurring nanotube technologies; and a former Director of Merchants Mutual Insurance Company. Mr. Kenzie is a former Director of Chicago Board of Options Exchange (CBOE). Mr. Kenzie’s banking and financial experience in addition to his involvement with emerging companies, provide invaluable expertise as a Director of Rand.	None

Reginald B. Newman II (80) 50 North Airport Drive Buffalo, NY 14225	Director and Chairman of Board	1987	Mr. Newman has been Chairman of the Board since 1996. Mr. Newman is the Chairman of Prior Aviation Service, Inc., the Fixed Base Operator (FBO) at Buffalo Niagara International Airport, Buffalo, NY. He is a Director of Dunn Tire LLC and Taylor Devices, Inc. and former Director of M&T Bank Corporation. Mr. Newman’s involvement with small businesses provides necessary skills as a Director of Rand.	Director of Taylor Devices, Inc.

Jayne K. Rand (57) c/o 2200 Rand Building Buffalo, NY 14203	Director	1989	Since 1993, Miss Rand has been a Vice President of M&T Bank. Miss Rand’s banking experience and credit underwriting abilities provide necessary expertise as a Director of Rand.	None

Robert M. Zak (60) 250 Main Street Buffalo, NY 14202	Director and Vice Chair of the Board	2005	Since 1995, Mr. Zak has been President and Chief Executive Officer of Merchants Mutual Insurance Company, which operates under the trade name Merchants Insurance Group. Mr. Zak joined Merchants in 1985. Prior to that, his career was in public accounting. Mr. Zak’s executive leadership and public accounting experience provide desirable attributes as a Director of Rand.	None

Non-Director Executive Officers (3)

Daniel P. Penberthy (55) c/o 2200 Rand Building Buffalo, NY 14203	Executive Vice President, Treasurer and Chief Financial Officer of Rand	N/A	Mr. Penberthy has served as Treasurer of Rand since August 1997. Since January 2002, Mr. Penberthy has served as Executive Vice President, and he has continued to serve as the Chief Financial Officer since 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo	None

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Proxy Statement Rand Capital Corporation

Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy was employed by Greater Buffalo Development Foundation and KPMG.

(1)	Indicates initial year in which such person became a Director. All Directors’ terms of office will be through the next annual meeting of shareholders and until their successors have been duly elected and qualified.
(2)	Indicates directorships of companies with a class of equity securities registered under Section 12 of the Exchange Act, subject to the requirements of Section 15(d) of the Exchange Act, or registered as an investment company under the Investment Company Act.
(3)	Indicates an executive officer of Rand, who is deemed to be an “interested person” under Section 2(a)(19) of the Investment Company Act.

The Board of Directors of the Company unanimously recommends a vote FOR the election of the nominees named in this Proxy Statement.

Approximate Value of Investments in Rand

The following table indicates the range of value as of March 1, 2018 of the shares of Rand (the “Fund”) beneficially owned by each Director and nominee for Director of Rand. Rand is not part of a family of investment companies.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund
(a) Directors who are not Interested Persons:
Erland E. Kailbourne	Over $	100,000
Robert M. Zak	Over $	100,000
Ross B. Kenzie	Over $	100,000
Reginald B. Newman, II	Over $	100,000
Jayne K. Rand	Over $	100,000

(b) Directors who are Interested Persons:
Allen F. Grum	Over $	100,000

2017 Transactions by a Director in Excess of 1% of Rand’s Outstanding Shares

During 2017, Mr. Newman disposed of an aggregate of 104,124 shares, consisting of (i) a sale of 20,000 shares in a private sale transaction at a price of $3.00 per share on June 15, 2017 and (ii) a gift of 84,124 shares to a third party on October 17, 2017.

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Proxy Statement Rand Capital Corporation

COMMITTEES AND MEETING DATA

The Committees of the Board of Directors have the following members:

Compensation Committee	Governance and Nominating Committee	Audit Committee

Robert M. Zak (Chair)	Erland E. Kailbourne (Chair)	Ross B. Kenzie (Chair)
Erland E. Kailbourne	Ross B. Kenzie	Erland E. Kailbourne
Jayne K. Rand	Jayne K. Rand	Robert M. Zak

In 2017, the full Board met four times, the Audit Committee met four times, the Governance and Nominating Committee met two times and the Compensation Committee met two times. During 2017, all Directors attended at least 75% of the aggregate number of meetings of the Board and of committees of which each respective Director was a member.

Compensation Committee

The Compensation Committee is comprised of Independent Board members, each of whom meet the independence requirements of the NASDAQ Stock Market and applicable law, and advises the independent members of the Board of Directors with respect to the compensation of the executive officers and reviews the criteria that form the basis for management compensation. None of the persons on the Compensation Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

The compensation levels of Rand’s President and CEO and Executive Vice President were recommended by Rand’s Compensation Committee and approved by the independent members of the Board of Directors, which represents a majority of its membership.

The Compensation Committee’s charter may be accessed at Rand’s website, www.randcapital.com.

Governance and Nominating Committee

The primary purposes of the Governance and Nominating Committee include:

•	developing, recommending to the Board of Directors and assessing corporate governance policies for Rand;

•	overseeing the evaluation of the Board of Directors and its committees; and

•	recommending to the Board of Directors the individuals qualified to serve on Rand’s Board of Directors for election by shareholders at each annual meeting of shareholders, and recommending to the Board of Directors candidates to fill vacancies on the Board of Directors.

The Governance and Nominating Committee’s charter may be accessed at Rand’s website, www.randcapital.com. None of the persons on the Governance and Nominating Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act. The Governance and Nominating Committee is comprised of members each of whom meet the independence requirements of the NASDAQ Stock Market.

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Proxy Statement Rand Capital Corporation

Nomination of Directors

The Governance and Nominating Committee, as part of its responsibilities under its Charter, oversees the identification of qualified individuals to serve on the Board.

We seek Directors who have the required and appropriate skills and characteristics, including business experience and personal skills in finance, marketing, business and other areas that are necessary to contribute to an effective Board of Directors and who meet the criteria set forth in Rand’s Corporate Governance Guidelines. We identify new Director candidates from prominent business persons and professionals in the communities Rand serves or who have a shared interest in the types of investments in which Rand transacts. We consider nominees of shareholders in the same manner as other nominees.

If a vacancy occurs on the Board of Directors, or if the size of the Board of Directors is changed, the Governance and Nominating Committee may recommend candidates to the Board of Directors for election. The Board of Directors may elect a new Director to fill any unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates for the Board of Directors. The Board of Directors will select a slate of nominees for Director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to be voted on by shareholders at Rand’s next annual meeting of shareholders. Rand’s by-laws provide that an annual meeting of shareholders shall be held on the date that the Board of Directors shall determine. The number of Directors on the Board is determined by the Board of Directors, but in no event may it be less than three Directors.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Governance and Nominating Committee will apply the criteria set forth in Rand’s Corporate Governance Guidelines. These criteria include the candidate’s experience, business skill set and the ability to act in the interests of all shareholders. Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Governance and Nominating Committee in the director identification and nomination process. The Governance and Nominating Committee seeks nominees with a broad diversity of experience, professions, skills, and backgrounds. The Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Rand believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Code of Conduct and Business Ethics

Our Code of Conduct and Business Ethics policy each requires that all employees and Directors avoid conflicts of interests that interfere with the performance of their duties or the best interests of the Corporation. The Business Ethics policy includes additional procedures modeled on Rule 17j-1 under the Investment Company Act to prevent employees and Directors from abusing their access to information about the Corporation’s investments.

Rand has adopted a Code of Conduct that applies to Rand’s chief executive officer, chief financial officer, and vice president of finance, and a Business Ethics Policy applicable to Rand’s Directors, officers and employees. The Code of Conduct and the Business Ethics Policy are each available in the Governance section of Rand’s website at www.randcapital.com.

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Proxy Statement Rand Capital Corporation

They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to, or waiver from provisions of, the Code of Conduct made with respect to the chief executive officer, chief financial officer or vice president of finance on its website.

Audit Committee

The Board of Directors has determined that none of the members of the Audit Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act. The Audit Committee is comprised of Independent Directors, all of whom meet the independence requirements of the NASDAQ Stock Market and the rules of the SEC. The Board of Directors has determined that Ross B. Kenzie is an Audit Committee financial expert (as defined by SEC regulations) (see Mr. Kenzie’s relevant work experience is described in the table under “Information Regarding Directors, Nominees for Directors, and Executive Officers”).

The Audit Committee’s charter may be accessed at Rand’s website, www.randcapital.com. The Audit Committee reviews the scope and results of the annual audit, receives reports from Rand’s independent public accountants, and reports the Audit Committee’s findings and recommendations to the Board of Directors.

The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

Factors used in the Audit Committee’s Assessment of the External Auditor Qualifications and Work Quality:

The Audit Committee annually reviews the Corporation’s independent public accountants’ (the “audit firm”) performance and independence in deciding whether to continue to retain such audit firm. In the course of these reviews, the Audit Committee considers, among other things:

•	The quality and efficiency of the audit firm’s historical and recent audit plans.

•	The audit firm’s capabilities and expertise in handling the breadth and complexity of private equity accounting, portfolio valuation and public company reporting.

•	The desired balance of the audit firm’s experience and fresh perspective occasioned by mandatory audit partner rotation every five years, and the audit firm’s periodic rotation of other audit management.

•	Public Company Accounting Oversight Board (PCAOB) reports on the audit firm, if any.

•	The appropriateness of the audit firm’s fees, which the Audit Committee evaluates, reviews and approves.

•	The effectiveness of the audit firm’s communications and working relationships with the Audit Committee and our management.

•	The audit firm’s independence and objectivity.

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Proxy Statement Rand Capital Corporation

•	The audit firm’s tenure, having served as the Corporation’s independent registered public accounting firm since 2003.

•	Evaluation of the audit by our management and the Audit Committee.

The Audit Committee considers non-audit fee/services provided when assessing auditor independence.

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Proxy Statement Rand Capital Corporation

Independent Registered Public Accountant (“Independent Accountant”) Fees

The aggregate fees for each of the last two fiscal years for services rendered by Freed Maxick CPAs, P.C. (“Freed”) are as follows:

Fee Description	2017	2016
Audit	$108,475	$104,975
Audit Related	$0	$0
Tax	$31,000	$52,800
All Other	$0	$0

For fiscal years 2017 and 2016, all of the services of Freed described in the above categories were pre-approved by the Audit Committee.

Audit Fees

This category consists of fees for the audit of annual consolidated financial statements, review of consolidated financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent accountant in connection with statutory and regulatory filings or audit engagements for those fiscal years.

Audit Related Fees

This category consists of assurance and related services by the independent accountant that are reasonably related to the performance of the audit and review of consolidated financial statements and are not reported under audit fees.

Tax Fees

This category consists of professional services rendered by the independent accountant for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical advice provided by Freed.

All Other Fees

This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.

Estimates of annual audit, quarterly review and tax fees to be paid during the year are submitted annually to the Audit Committee for its review and pre-approval and then budgeted for by Rand. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Audit Committee’s charter.

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Proxy Statement Rand Capital Corporation

Audit Committee Report

The Audit Committee has reviewed and discussed Rand’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with Rand’s independent accountants, Freed Maxick CPAs, P.C., the matters required to be discussed by Auditing Standards 1301, Communications with Audit Committees.

The Audit Committee has received the written disclosures and the letter from Freed Maxick CPAs, P.C. required by the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed it with them.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Rand’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Ross B. Kenzie, Chair

Erland E. Kailbourne

Robert M. Zak

The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

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Proxy Statement Rand Capital Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Rand’s principal executive officer is its President and Chief Executive Officer, Allen F. Grum, and Rand’s principal financial officer is its Executive Vice President/Chief Financial Officer, Daniel P. Penberthy. They are Rand’s Named Executive Officers (“NEOs”).

The President and Chief Executive Officer and Executive Vice President serve as the Management and Investment Committee of Rand’s wholly owned subsidiary, Rand Capital SBIC, Inc. (“Rand SBIC”), and are parties to a Profit Sharing Plan (the “Profit Sharing Plan”) of Rand SBIC that was adopted by Rand as a requirement for the licensing of Rand SBIC as a Small Business Investment Company by the U.S. Small Business Administration (“SBA”).

The Compensation Committee, all of the members of which are Independent Directors of the Board, makes determinations and recommendations to the Board of Directors with respect to the compensation of the NEOs. Each of the members (i) satisfies all of the independence requirements under the current rules and guidelines of the NASDAQ Stock Market as discussed under the “Director Independence” section of the Proxy Statement; (ii) are “outside Directors” (as defined in the regulations pursuant to Section 162(m) of the IRS Code and (iii) are non-employee Directors (as defined in Rule 16b-3 of the Exchange Act). The Compensation Committee’s responsibilities and authority are set forth in the Compensation Committee charter, which is disclosed on Rand’s website. The Compensation Committee recommendations are then reviewed by the Independent Directors of the Board, who are responsible for establishing such compensation. Rand’s President and Chief Executive Officer is responsible for establishing the compensation of Rand’s staff other than the NEOs.

Introduction

This Compensation Discussion and Analysis is designed to provide shareholders with an understanding of our compensation philosophy and objectives as well as the analysis that was performed in setting executive compensation. It discusses the Compensation Committee’s determination of how and why, in addition to what, compensation actions were taken with respect to the NEOs.

Objectives of Rand’s Compensation Programs and What they are Designed to Reward

Rand depends on the management and analytical abilities of its NEOs for its long-term success and the enhancement of long-term shareholder value. The objectives of Rand’s compensation programs are to provide appropriate levels of compensation, reward above average corporate performance, recognize individual initiative and achievement, attract and retain qualified individuals to contribute to Rand’s success, and motivate management to enhance shareholder value.

Key Elements of Rand’s Compensation Plans and Why they are Paid:

•	Base Salary – Base salaries meet the objectives of attracting and retaining the management talent needed to operate the business successfully. Individual salary amounts are not determined by formulas, but instead reflect the Compensation Committee’s judgment with respect to each NEO’s responsibility, performance, experience and past compensation, internal equity considerations and other factors, including NEO retention. Annually, the Board, on recommendation of the Compensation Committee, sets base salaries for the NEOs that it believes are appropriate given the scope of their duties and responsibilities.

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Proxy Statement Rand Capital Corporation

•	Bonus – Rand provides the opportunity to earn bonuses to its NEOs and staff to motivate them to achieve results that exceed the annual budget and provide value to the Corporation. A bonus, if any, is based on a qualitative consideration of individual and Corporation performance. For purposes of determining whether a bonus was warranted for 2017 performance, the Committee considered the Corporation’s operating performance, the price performance of the Corporation’s common shares, the change in the Net Asset Value per share and the accomplishments of each officer during the year, including the development of a long term strategy to grow the Company. The Compensation Committee considers, and may make appropriate adjustments for, unusual items that are deemed to be outside the control of the NEOs. Based upon the Compensation Committee’s analysis, no bonus was awarded for 2017.

•	Profit Sharing Plan – Rand provides long-term incentives to its NEOs through the Profit Sharing Plan, which allows them to participate in the growth of Rand’s portfolio and aligns their interests with those of Rand’s shareholders. The terms of Rand’s license to operate Rand SBIC require that it maintain a profit sharing plan, which provides for payment by Rand of designated percentages of net realized capital gains (net of all realized capital losses and unrealized depreciation) of Rand SBIC. Amounts paid or accrued pursuant to the Profit Sharing Plan cannot exceed 20% of Rand’s net income in a given year. The Compensation Committee does not have discretion to change the amounts due under the Profit Sharing Plan. For 2017 no amounts were accrued or paid pursuant to the Profit Sharing Plan and as a result, no amounts are expected to be paid in 2018 pertaining to 2017 portfolio exits.

•	Equity – Although we believe that equity ownership by management enhances shareholder value, restrictions imposed by the Investment Company Act preclude Rand from offering stock options or other equity incentives to its NEOs at any time when they participate in a profit sharing plan. The Compensation Committee believes that each of the NEOs own shares in Rand that are significant to their respective net worth.

•	Standard Employee Benefits – Rand provides employee benefits it considers competitive and necessary to attract and retain talented personnel. Rand maintains a 401(k) plan for its employees under which participants may elect to contribute up to 20% of their compensation on a pretax basis, to a maximum of $18,000 ($24,000 if age 50 or over) for 2017. Rand makes a contribution of 1% of compensation for each participant and matches participant contributions up to 5% of compensation, subject to IRS annual compensation and contribution limits. Rand may also elect to contribute discretionary amounts under the 401(k) plan as determined by the Board. No discretionary amounts have been contributed since the 401(k) plan’s inception. Rand also provides life insurance and automobile reimbursement benefits to its NEOs.

Consideration of Prior Shareholder Advisory Vote on Executive Compensation

At our Annual Meeting, we will provide our shareholders the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. At the 2017 Annual Meeting of Shareholders, our shareholders cast 2,086,315 votes, or 95%, in favor of approving the compensation of our NEOs and 92,981 votes, or 4%, against approving such compensation, with 27,067 votes, or 1%, abstaining. Our Compensation Committee and Board value the opinions expressed by our shareholders, including the non-binding advisory vote on executive compensation. We are mindful of the strong support our shareholders expressed for our philosophy of seeking to link

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Proxy Statement Rand Capital Corporation

compensation to our operating objectives and the enhancement of shareholder value. As a result, our Compensation Committee took the results of the advisory vote on executive compensation into account in determining that our 2017, and anticipated 2018, executive compensation policies remain consistent with our policies in prior years and should continue to emphasize the performance, alignment, and retention objectives described above.

How the Amounts of Each Element of the Compensation are Determined and How They Fit Into Rand’s Overall Compensation Objectives

Salary, Bonus and Profit Sharing

The Compensation Committee determined that the amount of the base salary paid to each of the NEOs for 2017 was in the best interests of shareholders. A discretionary bonus payment was not paid for 2017 to either of the NEOs for the reasons noted previously. The NEOs did not earn a profit sharing payment under the Profit Sharing Plan in 2017. In making its determination regarding compensation payable to each of the NEOs, the Compensation Committee considered whether the salaries, bonuses and profit sharing amounts due to its NEOs were consistent with the compensation philosophy described.

The Analysis Used in Setting Compensation Levels

When making individual compensation decisions for NEOs, the Compensation Committee takes many factors into account, including the individual’s role and responsibilities, performance, and experience; the overall performance of Rand; the recommendations of Board committee chairs; the individual’s past compensation; and a comparison to the other NEO of Rand. The Compensation Committee may engage a compensation consultant to provide insight into setting compensation levels.

Specifically, the Committee has considered factors such as:

•	total compensation in relation to Rand’s size, and the composition and performance of its investments and total investment capital available;

•	Rand’s success in identifying appropriate investment opportunities and returns on its investments;

•	the value of Rand’s assets in accordance with Accounting Standards Codification 820 “fair value measurement”;

•	the responsibilities and duties of the NEOs;

•	whether there has been any adjustment or potential recovery of prior payments resulting from the restatement of prior performance measures upon which bonus or profit sharing awards were based (no such adjustments or recovery occurred during 2015, 2016 or 2017); and

•	realized income from investment exits in the consolidated Rand and Rand SBIC portfolios.

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Proxy Statement Rand Capital Corporation

Evaluating Performance

The Compensation Committee evaluates the performance of the NEOs annually, and consults with the other Directors and committee chairs regarding that performance. The Compensation Committee also seeks the advice of the President and Chief Executive Officer in connection with the performance evaluation for the other NEO; however, the President and Chief Executive Officer is not present when the Compensation Committee meets to evaluate his performance and recommend compensation for the NEOs.

The Compensation Committee uses discretion in qualitatively evaluating individual performance and considers the following factors, among others, in recommending to the Board any annual bonus awards to the NEOs: the input of other Board Committee Chairs, and each NEO’s contribution to Rand’s leadership, management, strategic planning, business development, and investment returns.

Change in Control Agreements

The Corporation and the Board of Directors believe that entering into a Change in Control Agreement with each of our NEOs was in the best interest of the Corporation and its shareholders as it will assist in retaining our leadership in the event of a change in control and provides our NEOs with reasonable financial security in the case of a loss of employment resulting from a change in control. The Corporation and the Board of Directors believe that it is in the best interest of the Corporation and its shareholders to have the dedication of our NEOs, without the distraction of personal uncertainties that can result from a change in control. In addition, the Corporation believes that its entry into Change in Control Agreements helps the Corporation to maintain a competitive compensation program and encourages retention of the NEOs.

On March 1, 2017, the Corporation entered into a Change in Control Agreement with each of its NEOs, which provide each NEO with a right to receive certain payments in the event that (i) such NEO’s employment is terminated without cause (as defined in the Change in Control Agreement) (other than for death or disability (as defined in the Change in Control Agreement)) in connection with, or within eighteen months after, a Change in Control of the Corporation or (ii) such NEO terminates his employment in connection with, or within eighteen months after, a Change in Control for “Good Reason”, which is defined in the Change in Control Agreements as (i) a change in the location at which such NEO performs his duties for the Corporation to a new location that is at least 50 miles from the prior location; (ii) a material decrease in the NEO’s authority, duties or responsibilities; (iii) a reduction in the NEO’s annual base salary or (iv) a reduction in the NEO’s annual bonus and profit sharing opportunity as compared to the opportunity for the prior fiscal year. As defined in more detail in the Change in Control Agreements, a “Change in Control” means the occurrence of any of the following events: (1) any person or entity becomes the beneficial owner, directly or indirectly, of securities representing more than 50% of the total voting power of the Corporation’s outstanding securities; (2) a merger or consolidation of the Corporation, other than one that results in the outstanding voting securities of the Corporation prior to such merger or consolidation representing at least 50% of the total voting power after such merger or consolidation; (3) the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets or (4) a change in the composition of the Board of Directors that results in fewer than a majority of the Directors being Incumbent Directors (as defined in the Change in Control Agreements).

Upon the occurrence of such events, the Change in Control Agreements provide for a lump sum payment to the NEO from the Corporation in an amount equal to (i) the NEO’s annual base salary then in effect plus (ii) the average of the annual incentive bonus amounts and profit sharing payments earned by the NEO for the last five fiscal years ended prior to the NEO’s employment

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Proxy Statement Rand Capital Corporation

termination date. However, the amount of this payment per NEO cannot exceed (and will otherwise be reduced in order not to exceed) 1.5% of the total equity capitalization of the Corporation implied by the Change in Control event. Prior to receipt of such payment, the Change in Control Agreements require the NEO to execute a general release agreement, which includes a general release of claims against the Corporation by the NEO and agreements by the NEO to comply with ongoing confidentiality and non-disparagement obligations.

The term of the Change in Control Agreements commenced on March 1, 2017 and shall continue in effect until December 31, 2019, with subsequent automatic extensions of the term for one (1) additional year, unless, not later than nine months prior to the conclusion of any term, the Corporation or the NEO provides notice to the other not to extend the term.

For each of the NEOs, the table below estimates the amount that each such NEO would be paid under the Change in Control Agreements if a Change in Control of the Corporation occurs and such NEO is terminated without cause or voluntarily terminates his employment for Good Reason in connection with, or within eighteen months after, the occurrence of the Change in Control event. The amounts below assume that each employment termination was effective as of December 31, 2017.

Name	Current Annual Base Salary	Five Year Average of Annual Incentive Bonus and Profit Sharing Payments(1)	Total Payment Amount(2)
Allen F. Grum	$240,000	$315,729	$555,729
Daniel P. Penberthy	$225,000	$315,729	$540,729

(1)	Annual incentive bonus and profit sharing payments are computed using an average of the annual incentive bonus amount and profit sharing payments for the prior five completed fiscal years.
(2)	Assumes that the total amount of such payment to a NEO does not exceed 1.5% of the total equity capitalization of the Corporation as implied by a hypothetical Change in Control event. In the event that the total payment amount would be greater than 1.5% of the total equity capitalization implied by the Change in Control event, the amount of such payment will be reduced in order not to exceed 1.5% of the total equity capitalization implied by the Change in Control event.

Accounting and Tax Treatments of Compensation

The Compensation Committee’s policy is to structure compensation in a way that allows it to be fully tax deductible, where doing so will further the purposes of the executive compensation programs. The Committee also considers it important to retain flexibility to design compensation programs that recognize a full range of criteria important to Rand’s success, even where compensation payable under the programs may not be fully tax deductible.

Compensation Consultant

During 2017, the Corporation engaged The Burke Group to serve as compensation consultant to the Corporation. The Committee assessed the independence of The Burke Group (and any individuals working on the Corporation’s account on The Burke Group’s behalf) in accordance with NASDAQ Listing Rules and determined that its work on behalf of the Corporation raised no conflict of interest. Following such determination, The Burke Group was engaged as an independent advisor to analyze current compensation trends for key employees.

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Proxy Statement Rand Capital Corporation

The Compensation Committee anticipates that it may use an independent advisor periodically.

Profit Sharing Plan

We believe Rand’s base salaries, bonuses and the Profit Sharing Plan collectively create an appropriate focus on long-term objectives and promote NEO retention. The terms of the SBA’s license for Rand’s SBIC subsidiary require it to maintain a profit sharing plan that provides for payment to the NEOs of the designated percentages of the net realized capital gains (net of all unrealized capital losses and unrealized depreciation) of Rand’s SBIC subsidiary. The Compensation Committee does not have discretion to change the amounts due under the Profit Sharing Plan.

Under the Profit Sharing Plan, Rand pays its NEOs cumulative profit sharing payments equal to 12% of realized capital gains of Rand SBIC, net of realized capital losses and unrealized depreciation of Rand SBIC, for each fiscal year of Rand SBIC, computed in accordance with the Profit Sharing Plan.

The profit sharing payments are shared equally between Rand’s two NEOs, who are fully vested in the Profit Sharing Plan. Under the Investment Advisers Act of 1940 (Section 205) (b)(3)) requirements, the aggregate amount which may be paid or accrued under the Profit Sharing Plan and any other incentive based plan maintained by Rand during any fiscal year, may not exceed 20% of Rand’s net income after taxes, as defined, for that fiscal year. In accordance with Investment Company Act requirements, a majority of the members of the Board who were not interested persons approved the Profit Sharing Plan on the basis that it is reasonable and fair to Rand’s shareholders, and does not involve overreaching of Rand or its shareholders on the part of any person concerned.

In 2017, no payments were due or payable to the NEOs under the Profit Sharing Plan pertaining to 2017 portfolio exits.

Disbursement Triggers on Non-Equity Incentive Compensation

Realized gains from portfolio exits are typically received by Rand in a combination of lump sum payment (cash) and a release of escrow 12 to 24 months following closing. Profit sharing payments under the Profit Sharing Plan that are accrued by the Corporation are typically disbursed to the NEOs upon the receipt of cash proceeds. If a loss or deduction to funds held in escrow occurs due to post-closing adjustments or claims, the pro-rata profit sharing obligation payable to NEOs under the Profit Sharing Plan will be forfeited. A total of $132,000 is expected to be paid in 2018 pertaining to prior year’s profit sharing accruals.

Risk Considerations in our Compensation Program

The compensation of the NEOs consists of fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income so executives do not feel pressured to focus exclusively on short-term gains or annual stock price performance, which may be to the detriment of long-term appreciation and other business metrics. The variable (bonus and profit sharing) portions of compensation are designed to reward both short- and long-term corporate performance. For short-term performance, bonuses are qualitatively determined by the Compensation Committee and approved by the Board. For long-term performance, profit sharing is determined based on realized income from portfolio investment exits, net of realized and unrealized losses and depreciation. In addition, the following risk mitigation components exist:

•	Bonus payments are not tied directly to specific financial metrics, which reduces the risk that management is incented inappropriately to achieve desired targets and performance metrics;

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Proxy Statement Rand Capital Corporation

•	Maintenance of the Profit Sharing Plan is required under the terms of the SBA’s license for our SBIC subsidiary, and the SBA’s requirement to maintain the Profit Sharing Plan suggests that it believes that the Profit Sharing Plan provides for compensation to participants in an appropriate manner and in appropriate amounts;

•	Profit sharing payments under the Profit Sharing Plan are limited by the Investment Advisors Act of 1940 to 20% of Rand’s net income after taxes as defined in any fiscal year;

•	The Board, Compensation Committee and independent accountants review all profit sharing calculations prior to disbursement;

•	Each NEOs’ personal investment portfolios include significant amounts of Rand’s shares, which aligns their interests with the interests of our shareholders in Rand’s long-term success and stock price appreciation. At the end of 2017, Allen F. Grum owned 173,642 shares and Daniel P. Penberthy owned 84,467 shares.

•	The Profit Sharing Plan and our approach to payment of bonuses each have been in place for a number of years, and we have seen no evidence that they encourage unnecessary or excessive risk taking;

•	Rand has specific quarterly reporting, review and approval processes with its Board of Directors, which we believe are adequate to prevent manipulation by any employee, including our NEOs; and

•	The compensation and bonus of non-executive officers are qualitatively determined by the President and Chief Executive Officer, which we believe encourages a balanced approach to overall corporate performance.

Conclusion

Through the compensation and incentive structure described above, a significant portion of the amounts that may be payable as compensation have been, and will continue to be, contingent on Rand’s performance, and realization of incentive benefits is closely linked to increases in long-term shareholder value. Rand remains committed to this philosophy of pay for performance, recognizing the volatility of Rand’s investments may result in highly variable compensation from year to year.

In January 2018, the independent Directors of the Board approved a 2.1% increase in base salary for Mr. Grum, and a 2.2% increase in base salary for Mr. Penberthy.

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Proxy Statement Rand Capital Corporation

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee

Robert M. Zak, Chair

Erland E. Kailbourne

Jayne K. Rand

The information provided in the preceding Compensation Committee Report will not be deemed to be “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, none of the members of the Compensation Committee was an officer or employee or former officer or employee of Rand or had any relationship with respect to Rand that would require disclosure under Regulation S-K, Item 404.

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Proxy Statement Rand Capital Corporation

Summary Compensation Table

The following table sets forth information with respect to the compensation paid or earned for the 2017, 2016 and 2015 fiscal years to each NEO. Rand is not part of a fund complex.

Name and Principal Position (1)	Year	Salary (2)	Bonus (2)(3)	Non-Equity Incentive Plan Compensation(3)(7) (Profit Sharing Plan)	All Other Compensation (4)(5)			Total Compensation (6)
Allen F. Grum, President and Chief Executive Officer	2017	$240,000	$0	$0	$ $	16,020 16,666	(4) (5)	$272,686
	2016	$223,871	$0	$635,026	$ $	15,989 16,060	(4) (5)	$890,946
	2015	$217,350	$50,000	$0	$ $	15,900 16,647	(4) (5)	$299,897
Daniel P. Penberthy, Executive Vice President and Chief Financial Officer	2017	$225,000	$0	$0	$ $	16,020 10,797	(4) (5)	$251,817
	2016	$207,880	$0	$635,026	$ $	15,473 12,024	(4) (5)	$870,403
	2015	$201,825	$50,000	$0	$ $	15,900 10,778	(4) (5)	$278,503

(1)	Mr. Grum is Rand’s principal executive officer, and Mr. Penberthy is Rand’s principal financial officer. Neither of them has an employment contract with Rand.
(2)	Represent amounts earned, prior to employee 401(k) contributions.
(3)	Bonuses and non-equity incentive plan compensation were fully accrued as of December 31 of the respective year. Bonus amounts were disbursed subsequent to the respective year-end and, non-equity incentive compensation is expected to be paid in installments following receipt of respective realized gain proceeds, to include the completion of the escrow holdback period, which typically occurs in a 12 – 24 month period following exit from an investment.
(4)	Includes contributions made by Rand to the 401(k) plan account for the NEOs. Rand’s 401(k) plan is available to all Rand employees. Under the 401(k) plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction up to a maximum of $18,000 ($24,000 if age 50 or over) for 2017. For eligible employees, Rand makes a contribution of 1% of compensation and matches employee contributions up to 5%, subject to IRS annual compensation and contribution limits. In addition, Rand may elect to contribute an annual discretionary amount as determined by the Board of Directors. In 2017, 2016 and 2015, Rand did not make a discretionary contribution to the 401(k) plan.
(5)	Amount indicated includes the cost of life insurance, disability insurance and business automobile reimbursement benefits.
(6)	Non-equity incentive compensation from the Corporation’s Profit Sharing Plan was 0% of total compensation for the NEOs in 2017. Total salary and bonus for the NEOs approximated 88%, 25% and 89% of total compensation in 2017, 2016 and 2015, respectively.
(7)	Non-equity incentive plan compensation consists of payments under the Profit Sharing Plan (in each case 6% of net realized capital gains of Rand SBIC as defined in the Profit Sharing Plan).

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Proxy Statement Rand Capital Corporation

Option Plan

Rand does not have any outstanding equity awards, options or stock vesting rights.

Pension Benefits

Rand does not provide any tax-qualified defined benefit plan or supplemental executive retirement plan, or similar plan that provides for specified retirement payments or benefits.

DIRECTOR COMPENSATION

Effective January 1, 2016, Board compensation was changed so that each Board member receives a $25,000 per annum stipend for Board and Committee service, and per meeting fees were eliminated. Committee Chairs receive an additional stipend of $2,500 (Audit), $1,000 (Compensation) or $1,000 (Governance and Nominating). The Board Chair receives an additional $10,000 retainer. No other forms of compensation are utilized; however, Rand reimburses out-of-town Directors for travel and out-of-pocket expenses incurred in connection with their service on our Board.

The following table sets forth information with respect to the compensation paid to or earned by each non-employee Director for 2017. Rand did not pay or accrue any other compensation to Directors for 2017.

Name	Fees Earned or Paid in Cash
Erland E. Kailbourne	$26,000
Ross B. Kenzie	$27,500
Reginald B. Newman, II	$35,000
Jayne K. Rand	$25,000
Robert M. Zak	$26,000

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our President and Chief Executive Officer. The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our President and Chief Executive Officer to the median of the annual total compensation of our other employees. We determined our median employee based on base salary, as reflected in our payroll records, for each of our three employees (excluding the President and Chief Executive Officer) as of December 31, 2017. The annual total compensation of our median employee (other than the President and Chief Executive Officer) for 2017 was $155,386. As disclosed in the Summary Compensation Table, our President and Chief Executive Officer’s annual total compensation for 2017 was $272,686. Based on the foregoing, our estimate of the ratio of the annual total compensation of our President and CEO to the median of the annual total compensation of all other employees was 1.75 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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Proxy Statement Rand Capital Corporation

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Rand’s Directors and executive officers, and persons who own more than ten percent of Rand’s shares, to file with the SEC initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish Rand with all Section 16(a) reports that they file.

To our knowledge, based solely on review of the copies of such reports furnished to Rand and written representations that no other reports were required, Rand believes all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent beneficial owners of Rand’s shares were complied with during the year ended December 31, 2017.

Related Person Transactions

For the year ended December 31, 2017, there were no transactions, or proposed transactions, exceeding $120,000 in which the Corporation was or is a participant in which any related person had or will have a direct or indirect material interest.

In order to ensure that the Corporation does not engage in any related-party transactions with any persons affiliated with the Corporation, the Corporation requires that the Audit Committee must review in advance any “related-party” transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which such related party had, or will have, a direct or indirect material interest.

Directors’ and Officer’s Liability Insurance

Rand has an insurance policy from Illinois National Insurance Company effective December 31, 2017, that indemnifies (1) Rand for any obligation incurred as a result of its indemnification of its Directors and officers under the provisions of the BCL and Rand’s by-laws, and (2) Rand’s Directors and officers as permitted under the BCL and Rand’s by-laws. The policy covers all Directors and officers of Rand for the year ending December 31, 2018 for a total premium of $27,280. No sums have been paid to Rand or its Directors or officers under the insurance contract.

PROPOSAL	2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Subject to the rules of the SEC, we are providing shareholders with the opportunity to vote at the Annual Meeting on an advisory resolution, commonly referred to as a “say-on-pay” proposal, which will express whether or not they approve of the compensation paid to Rand’s NEOs and is required by Section 14A of the Exchange Act. The compensation of Rand’s NEOs is described under the heading “Compensation Discussion and Analysis” in this proxy statement.

The Compensation Committee and the Board of Directors have developed the philosophy and policies described in the Compensation Discussion and Analysis for the purpose of attracting, retaining, and motivating NEOs who will help Rand to achieve its strategic and financial goals. The Compensation Discussion and Analysis and the tabular disclosures regarding NEO compensation, together with the accompanying narrative disclosures, allow you to view the trends in compensation and the application of our compensation philosophy and practice over the years presented.

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Proxy Statement Rand Capital Corporation

Shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the shareholders of Rand Capital Corporation approve the compensation paid to its NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion.”

Your vote is advisory and will not be binding upon the Board of Directors. Nevertheless, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. We believe that both Rand and its shareholders will benefit by maintaining a constructive dialogue between the Board and Rand’s shareholders regarding executive compensation arrangements. This proposal is one aspect of Rand’s corporate governance program and practices that helps to promote a dialogue that is intended to develop long-term shareholder value.

Section 14A of the Exchange Act also requires that shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2017 Annual Meeting of Shareholders held on April 20, 2017, our shareholders indicated their preference for an advisory vote on the compensation of our NEOs to be held annually, which annual frequency was also the recommendation of our Board. Our Board subsequently determined that we will hold an advisory vote to approve the compensation of our NEOs on an annual basis until the next required vote on the frequency of such advisory votes (2023), or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.

Our Board of Directors recommends that you vote FOR the advisory approval of Rand’s compensation of its NEOs as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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Proxy Statement Rand Capital Corporation

PROPOSAL	3. RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Freed Maxick CPAs, P.C. (“Freed”), independent registered public accounting firm, as our auditors for the year ending December 31, 2018. Although shareholder approval of the selection of Freed is not required by the Investment Company Act or our by-laws, our Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved by our shareholders at the Annual Meeting, our Audit Committee may reconsider its selection of Freed.

Representatives of Freed are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Our Board of Directors recommends that you vote FOR the ratification of the selection of Freed as our independent registered public accounting firm for the 2018 fiscal year.

OTHER BUSINESS

Rand does not know of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

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Proxy Statement Rand Capital Corporation

Shareholder Proposals for the 2019 Annual Meeting

Shareholder proposals intended to be presented at the 2019 Annual Meeting of Shareholders and to be considered for inclusion in Rand’s proxy statement and form of proxy for that meeting must be received at Rand’s offices not later than November 16, 2018. The Corporation’s by-laws provide that no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to the Corporation (containing the information specified in the Corporation’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of shareholders. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Corporation’s proxy statement. A shareholder wishing to submit a proposal for consideration at the 2019 Annual Meeting of Shareholders, which is not submitted for inclusion in the proxy statement, should do so between December 18, 2018 and January 17, 2019. In addition, under the Corporation’s by-laws, nominations for director may be made only by the Board of Directors, by the Governance and Nominating Committee, or by a shareholder entitled to vote who has delivered written notice to the Corporation (containing the information specified in the Corporation’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of shareholders (i.e. between December 18, 2018 and January 17, 2019).

March 14, 2018	By Order of the Board of Directors Reginald B. Newman II Chairman of the Board

It is important that proxies be returned promptly. Shareholders are urged to complete, sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting in person you may, if you wish, withdraw your proxy and vote in person.

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Proxy Statement Rand Capital Corporation

Multiple Copies of our Annual Report and Proxy Statement (Householding)

When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at eadonaldson@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com, or via the SEC’s EDGAR home page, www.sec.gov/edgar/searchedgar/companysearch.html.

You may also contact Miss Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Proxy 29

Proxy Statement Rand Capital Corporation

FINANCIAL STATEMENTS AVAILABLE

A copy of Rand’s 2017 Annual Report containing audited financial statements accompanies this proxy statement.

Rand will provide without charge to each shareholder upon written request a copy (without exhibits, unless otherwise requested) of Rand’s Annual Report on Form 10-K required to be filed with the SEC for the year ended December 31, 2017. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to eadonaldson@randcapital.com via email. Copies may also be accessed electronically by means of the SEC’s EDGAR home page on the internet at http://www.sec.gov/edgar/searchedgar/companysearch.html.

FINAL PAGE OF PROXY STATEMENT

Proxy 30

RAND CAPITAL CORPORATION ATTN: ELSPETH DONALDSON 2200 RAN BUILDING BUFFALO, NY 14203

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/16/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/16/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees	For	Against	Abstain
1A	Allen F. Grum	☐	☐	☐
1B	Erland E. Kailbourne	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
1C	Ross B. Kenzie	☐	☐	☐
1D	Reginald B. Newman II	☐	☐	☐
1E	Jayne K. Rand	☐	☐	☐
1F	Robert M. Zak	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2	To approve, by advisory vote, executive compensation.	☐	☐	☐

3	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com

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RAND CAPITAL CORPORATION

Annual Meeting of Shareholders

April 17, 2018 10:30 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders of the Company to be held on April 17, 2018 or any adjournment hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side